SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

       Date of Report (Date of earliest event reported): January 26, 2001

                            CENTURA BANKS, INC.
             (Exact name of registrant as specified in its charter)



          North Carolina                 1-10646              56-1688522
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
       incorporation)                                      Identification No.)

          134 North Church Street
          Rocky Mount, NC                                       27804
(Address of principal executive offices)                       (Zip Code)

                                 (252) 454-4400
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

         On January 26, 2001, Centura Banks, Inc. ("Centura")and Royal Bank of Canada ("RBC")entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which RBC agreed to acquire Centura and Centura's common shareholders agreed to exchange each of their shares for 1.684 shares of RBC common stock. Attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of the Merger Agreement.

         In connection with the Merger Agreement, Centura and RBC entered into a Stock Option Agreement, by which RBC was granted the option to purchase up to 19.9% of the outstanding common stock of Centura. Attached hereto and incorporated herein by reference in its entirety as Exhibit 99.2 is a copy of the Stock Option Agreement.

        Attached hereto and incorporated by reference in its entirety as Exhibit
99.3 is the news release that was issued in connection with this transaction.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (c)  EXHIBITS.


        EXHIBIT NUMBER     DESCRIPTION
        --------------     ------------

            99.1 Agreement and Plan of Merger, dated as of January 26, 2001, by and between Centura Banks, Inc. and Royal Bank of Canada.

            99.2 Stock Option Agreement, dated as of January 26, 2001, by and between Centura Banks, Inc. and Royal Bank of Canada.

            99.3           News Release dated January 26, 2001.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CENTURA BANKS, INC.
DATE: February 2, 2001
                                  By: /s/ Steven Goldstein
                                      --------------------------
                                      Steven Goldstein
                                      Chief Financial Officer

                                INDEX TO EXHIBITS




EXHIBIT NUMBER                DESCRIPTION
--------------                ------------

    99.1 Agreement and Plan of Merger, dated as of January 26, 2001, by and between Centura Banks, Inc. and Royal Bank of Canada.

    99.2 Stock Option Agreement, dated as of January 26, 2001, by and between Centura Banks, Inc. and Royal Bank of Canada.

    99.3                   News Release dated January 26, 2001.